SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                  April 8, 2004
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       1-16619                         73-1612389
--------------            ------------------------           -------------------
  (State of               (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)


           Kerr-McGee Center
        Oklahoma City, Oklahoma                                        73125
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)


Item 5.   Other Events and Regulation FD Disclosure

               On April 7, 2004, Kerr-McGee Corporation and Westport Resources Corporation announced that their Boards of Directors have unanimously approved a strategic merger and the companies have entered into an Agreement and Plan of Merger. Attached hereto as exhibits and incorporated by reference herein are the Agreement and Plan of Merger and the Voting Agreements and a Registration Rights Agreement entered into in connection therewith. Also attached hereto as an exhibit and incorporated by reference herein is the Press Release dated April 7, 2004.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Agreement and Plan of Merger, dated as of April 6, 2004, among Kerr-McGee Corporation, Kerr-McGee (Nevada) LLC and Westport Resources Corporation.
          99.2 Voting Agreement, dated as of April 6, 2004, among Kerr-McGee Corporation, Belfer Corp., Renee Holdings Partnership, L.P., Vantz Limited Partnership, LDB Two Corp., Belfer Two Corp., Liz Partners, L.P.
          99.3 Voting Agreement, dated as of April 6, 2004, among Kerr-McGee Corporation and EQT Investments, LLC. 99.4 Voting Agreement, dated as of April 6, 2004, among Kerr-McGee Corporation and Medicor Foundation.
          99.5 Voting Agreement, dated as of April 6, 2004, among Kerr-McGee Corporation and Westport Energy LLC.
          99.6 Voting Agreement, dated as of April 6, 2004, among Kerr-McGee Corporation and Donald D. Wolf.
          99.7 Registration Rights Agreement, dated as of April 6, 2004, among Kerr-McGee Corporation, Westport Energy LLC, Medicor Foundation and EQT Investments, LLC.
          99.8   Press Release dated April 7, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              KERR-MCGEE CORPORATION


                                              By:  (John M. Rauh)
                                                   -----------------------------
                                                   John M. Rauh
                                                   Vice President and Controller

Dated: April 8, 2004